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                                                                    Exhibit 12.3

                         U. S. BANCORP AND SUBSIDIARIES

           COMPUTATION OF RATIOS ON A BEFORE ACCOUNTING CHANGE BASIS

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                          1992
                                                                                                      ------------
                                                                                                          (In
                                                                                                       Thousands)
Income before cumulative effect of accounting changes...............................................   $  208,074
Less preferred dividend requirement.................................................................       (5,349)
                                                                                                      ------------
Income before cumulative effect of accounting changes applicable to common stock....................   $  202,725
                                                                                                      ------------
                                                                                                      ------------
Average common equity before accounting changes.....................................................   $1,468,593
Adjustment for cumulative effect of accounting changes..............................................      (59,890)
                                                                                                      ------------
Average common equity, adjusted for accounting changes..............................................   $1,408,703
                                                                                                      ------------
                                                                                                      ------------
Return on average common equity.....................................................................       13.80%